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                                                                   EXHIBIT 1.1

                            OYO GEOSPACE CORPORATION

                                2,000,000 SHARES
                                  COMMON STOCK
                           (PAR VALUE $0.01 PER SHARE)

                      ------------------------------------


                             UNDERWRITING AGREEMENT

                                                             November __, 1997.


RAUSCHER PIERCE REFSNES, INC.
RAYMOND JAMES & ASSOCIATES, INC.
     As representatives of the several Underwriters named in Schedule I hereto,
c/o Rauscher Pierce Refsnes, Inc.
2711 N. Haskell Ave., Suite 2400
Dallas, Texas  75204-2936

Ladies and Gentlemen:

         OYO Geospace Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,000,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") and, at the election of the Underwriters, up to 150,000 additional shares of Common Stock, and OYO Corporation U.S.A., a Texas corporation (the "Selling Stockholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,000,000 shares of Common Stock and, at the election of the Underwriters, up to 150,000 additional shares of Common Stock. The aggregate of 2,000,000 shares of Common Stock to be sold by the Company and the Selling Stockholder is herein called the "Firm Shares" and the aggregate of 300,000 additional shares of Common Stock to be sold by the Company and the Selling Stockholder is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         The Underwriters will reserve up to 300,000 shares of the Common Stock (the "Directed Shares") from among the Firm Shares for offering and sale to certain of the Company's officers, directors and employees and certain business associates of the Company and the Selling Stockholder pursuant to a reserve share program (the "Reserve Share Program"). The Directed Shares will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed Shares not purchased by such persons will be offered to the public by the Underwriters as set forth in the Prospectus (as defined below).

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:



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                           (i) A registration statement on Form S-1 (File No.
                  333-36727) as amended by Amendment No. 1 thereto, in respect of the Shares has been filed with the United States Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus"; if the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement;

                           (ii) No order preventing or suspending the use of any
                  Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein;

                           (iii) The Registration Statement conforms, and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the company by an Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein;



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                           (iv) Each of the Printhead Purchase Agreement and the
                  Master Sales Agreement, in each case as defined in the Registration Statement (such agreements referred to herein collectively as the "Intercompany Agreements"), has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and may be subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                           (v) The only significant subsidiaries (as defined in
                  the rules and regulations of the Commission under the Securities Act, referred to hereinafter as the "Securities Act Regulations") of the Company are the subsidiaries listed on
                  Exhibit 21.1 to the Registration Statement (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation duly organized and validly existing in good standing in the jurisdiction of its incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not have a Material Adverse Effect (as defined below);

                           (vi) Neither the Company nor any of the Subsidiaries
                  has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any organized labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which has had or is likely to have a Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or any increase in long-term debt of the Company and the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, prospects, current or future consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                           (vii) Except as described in the Prospectus, the
                  Company has good and indefeasible title to all material real property and good and marketable title to all other material properties and assets described in the Prospectus as owned by the Company and valid, subsisting and enforceable leases for all of the properties and assets, real or personal, described in the Prospectus as leased by them, in each case free and clear of any security interest, mortgages, pledges, liens, encumbrances or charges of any kind, other than those described in the Prospectus and those that could not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company (such an adverse effect to be hereinafter referred to as a "Material Adverse Effect");



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                           (viii) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           (ix) The Company has the authorized capitalization
                  set forth in the Prospectus under the heading "Description of Capital Stock", and all of the issued shares of Common Stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Stock contained in the Prospectus under the heading "Description of Capital Stock"; and all of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares which have not been complied with; except as set forth in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, shares of Common Stock or any other class of capital stock of the Company; and, except as set forth in the Prospectus, there are no restrictions on subsequent transfers of the Shares under the laws of the United States (other than sales of Shares owned by the Company and its affiliates);

                           (x) The Shares have been duly and validly authorized
                  and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Shares contained in the Prospectus under the heading "Description of Capital Stock";

                           (xi) This Agreement has been duly authorized,
                  executed, and delivered by the Company;

                           (xii) The issue and sale of the Shares to be sold by
                  the Company hereunder, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation and Restated Bylaws of the Company, the charter documents of any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body or any stock exchange authorities (hereinafter "Governmental Agency") having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification (hereinafter referred to as "Government Authorization") of or


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                  with any such Governmental Agency is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Securities Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or the Bylaws, rules and regulations of the National Association of Securities Dealers, Inc.;

                           (xiii) The compliance by the Company with all the
                  provisions of the Intercompany Agreements and the consummation of the transactions contemplated by the Intercompany Agreements will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Restated Bylaws of the Company, the charter documents of any of the Subsidiaries or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you;

                           (xiv) The Company and each of the Subsidiaries are
                  (i) in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except as disclosed in the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not, singly or in the aggregate, have a Material Adverse Effect;

                           (xv) Neither the Company nor any of the Subsidiaries
                  is in violation of its certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, government contract, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                           (xvi) Neither the Company nor any of the Subsidiaries
                  has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                           (xvii) The statements set forth in the Prospectus
                  under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Management,"


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                  and "Relationship with OYO Japan and Related Transactions,"
                  insofar as they purport to describe the provisions of the laws, agreements, contracts, indentures, leases or other documents or instruments referred to therein, are accurate and fair summaries of the material and relevant provisions thereof;

                           (xviii) Other than as set forth in the Prospectus,
                  there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, could, singly or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                           (xix) The Company is not and, after giving effect to
                  the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                           (xx) Except as disclosed in the Prospectus, the
                  Company and each of the Subsidiaries owns or possesses, has applied for or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, knowhow (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Patent and Proprietary Rights") presently employed by it in connection with the business now operated by it, except where the failure to apply for or acquire any such Patent and Proprietary Rights would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Patent and Proprietary Rights, or of any facts which would render any Patent and Proprietary Rights invalid or inadequate to protect the interests of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could have a Material Adverse Effect;

                           (xxi) The Company and each of the Subsidiaries have
                  all licenses, franchises, permits, authorizations, approvals and orders and other concessions (hereinafter referred to as the "Licenses") of and from all Governmental Agencies that are necessary to conduct their businesses as described in the Prospectus; and neither the Company nor any of the Subsidiaries is in violation of any License except where the failure to have such Licenses or where such violations could not, singly or in the aggregate, have a Material Adverse Effect;

                           (xxii) Coopers & Lybrand L.L.P., who have certified
                  certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;


                           (xxiii) The consolidated financial statements and
                  related notes and schedules included in the Registration Statement, a Preliminary Prospectus or in the Prospectus present fairly, in all material respects, the financial position of the Company and the Subsidiaries, on the basis stated in the Registration Statement, as of the respective dates thereof and the results of operations and cash flows of the Company and the Subsidiaries, for the respective periods covered thereby,



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                  and have been prepared in conformity with United States
                  generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement, Preliminary Prospectus or the Prospectus. The financial information set forth under the heading "Selected Financial Data" in the Registration Statement, a Preliminary Prospectus or the Prospectus presents fairly, in all material respects, the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included therein. No other financial statements or schedules of the Company and the Subsidiaries are required by the Securities Act, the Exchange Act or the Securities Act Regulations to be included in the Registration Statement, Preliminary Prospectus or Prospectus;

                           (xxiv) Each of the Company and the Subsidiaries,
                  directly or indirectly, maintains insurance covering its properties, operations, personnel and businesses; in the Company's reasonable judgment, such insurance provides coverage against such losses and risks as is adequate in accordance with customary industry practice to protect the Company and its businesses; neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force;

                           (xxv) The Company, each of the Subsidiaries and the
                  Selling Stockholder is in compliance with the provisions of applicable law, regulation, or order governing payments to government officials, government employees, political parties, and political party officials; neither the Company, any of the Subsidiaries, nor the Selling Stockholder has, directly or indirectly, made any payment or delivered any item of value to or for the benefit of any governmental official, government employee, political party, or political party official or other party on their behalf, in violation of applicable law, regulation or order of the United States;

                           (xxvi) No person has any right to the registration of
                  any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby that has not been waived or lapsed;

                           (xxvii) As of the date of the Prospectus, neither the
                  Company nor any of the Subsidiaries is currently planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Securities Act;

                           (xxviii) Neither the Company nor any of the
                  Subsidiaries is involved in any organized labor dispute, nor, to the knowledge of the Company, is any such dispute threatened;

                           (xxix) The Company and each of the Subsidiaries have
                  filed all foreign, federal, state and local tax returns that are required to be filed or have obtained extensions thereof and have paid all taxes shown on such returns and all assessments received by them to the extent that the same have become due.

         (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:



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                           (i) The Selling Stockholder is a corporation duly
                  incorporated, validly existing and in good standing under the laws of the State of Texas;

                           (ii) Each Preliminary Prospectus, at the time of
                  filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein;

                           (iii) The Registration Statement conforms, and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Securities Act Regulations and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the company by an Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein;

                           (iv) All Governmental Authorizations required for the
                  sale and delivery of the Shares to be sold by the Selling Stockholder hereunder and for the execution and delivery by the Selling Stockholder of the Intercompany Agreements and this Agreement, have been obtained, except (A) the registration under the Securities Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been delivered to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or the Bylaws, rules and regulations of the National Association of Securities Dealers, Inc.; and the Selling Stockholder has full corporate right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder; and the Selling Stockholder has full corporate right, power and authority to enter into the Intercompany Agreements and this Agreement;

                           (v) No Government Authorization of or with any
                  Governmental Agency is required for the issue and sale of the Shares, effecting the consummation by the Company and the Selling Stockholder of the transactions contemplated by this Agreement, except (A) the registration under the Securities Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or the Bylaws, rules and regulations of the National Association of Securities Dealers, Inc.;

                           (vi) No Government Authorization of or with any
                  Governmental Agency is required for the consummation by the Company, the Selling Stockholder and OYO Japan of the transactions contemplated by the Intercompany Agreements, except such Governmental


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



                  Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you;

                           (vii) The execution and delivery of, and the
                  performance by the Selling Stockholder of its obligations under, each of the Intercompany Agreements has been duly and validly authorized by the Selling Stockholder; and the Intercompany Agreements have been duly executed and delivered by either the Selling Stockholder or OYO Japan, as the case may be, and constitute the valid and legally binding agreement of the Selling Stockholder or OYO Japan, as the case may be, enforceable against the Selling Stockholder or OYO Japan, as the case may be, in accordance with their terms, except insofar as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and may be subject to general principles of equity, regardless of whether such enforceability is considered in a preceding in equity or at law;

                           (viii) The sale of the Shares to be sold by the
                  Selling Stockholder hereunder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound, or to which any of the property or assets of the Selling Stockholder or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation and Bylaws or such similar charter documents of the Selling Stockholder or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Selling Stockholder or any of its subsidiaries or any of their property; and no Government Authorization of or with any Governmental Agency is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except (A) the registration under the Securities Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or the Bylaws, rules and regulations of the National Association of Securities Dealers, Inc.;

                           (ix) The compliance by the Selling Stockholder with
                  all of the provisions of the Intercompany Agreements and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation and Bylaws or such similar charter documents of the Selling Stockholder or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Selling Stockholder or any of its subsidiaries or any of their property, except such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you;

                           (x) The Selling Stockholder has, and immediately
                  prior to each Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                           (xi) This Agreement has been duly authorized,
                  executed, and delivered by the Selling Stockholder;

                           (xii) The Selling Stockholder has not taken and will
                  not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                           (xiii) Certificates in negotiable form representing
                  all of the Shares to be sold by the Selling Stockholder hereunder have been prepared and will be delivered to you in accordance with the instructions in accordance with Section 4 of this Agreement; and

                           (xiv) The Shares to be sold by the Selling
                  Stockholder are subject to the interests of the Underwriters hereunder; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by dissolution, or by the occurrence of any other event; if the Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

         2.       Subject to the terms and conditions herein set forth, (a)
each of the Company and the Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Company and the
Selling Stockholder, at a purchase price per Share of $............, the number of Firm Shares as set forth opposite their respective names in Schedule I hereto; provided, however, that the Company and the Selling Stockholder shall not be obligated to sell any Shares unless all of the Firm Shares are purchased by the Underwriters, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Company and the Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         Each of the Company and the Selling Stockholder, as and to the extent indicated in Schedule I hereto, hereby grants to the Underwriters the right to purchase at their election up to 150,000 Optional Shares each (300,000 Optional Shares in the aggregate), at the purchase price per Share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made pro rata in proportion to the maximum number of Optional Shares to be sold by each of the Company and the Selling Stockholder as set forth in Schedule I hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Rauscher Pierce Refsnes, Inc. may request upon at least forty-eight hours' notice to the Company and the Selling Stockholder prior to Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Stockholder to Rauscher Pierce Refsnes, Inc., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer payable to the order of the Company or the Selling Stockholder, as the case may be, in immediately available funds. The Company and the Selling Stockholder will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined blow) with respect thereto at the office of Rauscher Pierce Refsnes, Inc., 2711 N. Haskell Ave., Suite 2400, Dallas, Texas 75204-2936 or such other designated location (the "Designated Office").

                  The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Central Standard Time, on November__, 1997 or such other time and date as Rauscher Pierce Refsnes, Inc. and the Company and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Central Standard Time, on the date specified by Rauscher Pierce Refsnes, Inc. in the written notice given by Rauscher Pierce Refsnes, Inc. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Rauscher Pierce Refsnes, Inc. and the Company and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Suite 3600, Houston, Texas 77002 (the "Closing Location"), and the Shares will be delivered as specified in Section 4 above, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., Central Standard Time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company and, with respect to clauses (e) and (i) below, the Selling Stockholder agree with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by you (such approval not to be unreasonably withheld or delayed) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to advise you promptly of the necessity to make, and to make further amendments or supplements to the Registration Statement or Prospectus in such form as has been previously approved by you (such approval not to be unreasonably withheld or delayed); to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of the United States and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares but in no event more than nine months from the date hereof provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares by the Underwriters and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time after nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
         158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or in connection with the acquisition of any business or property so long as the recipient of any Common Stock shall agree not to resell such Common Stock during the 120 day period), without the prior written consent of Rauscher Pierce Refsnes, Inc.;

                  (f) During a period of five years from the effective date of the Registration Statement, to furnish to the Company's stockholders such reports as are or may be prescribed by the Commission;

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to Stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements of the Company furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed;

                  (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (i) Not to (and to cause each of the Subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares; and

                  (j) To use its best efforts to list, subject to notice of issuance, the Shares on the Nasdaq National Market.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid, to the extent not otherwise previously paid by the Selling Stockholder, the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Selling Agreements, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Shares on the Nasdaq National Market; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (vii) the cost of preparing share certificates; (viii) the cost and charges of any transfer agent or registrar; (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; (x) any fees and expenses of counsel for the Selling Stockholder, (xi) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder and (xii) an accountable expense allowance of $75,000 to the Underwriters, which amount shall be payable upon, and only in the event of, the issuance and sale by the Company to the Underwriters of the Firm Shares. It is understood, however, that, except as specifically provided in this Section, Sections 8 and 11, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Vinson & Elkins L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Fulbright & Jaworski L.L.P., counsel for the Company and the Selling Stockholder, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Company, the Subsidiaries and the
                  Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) Each of the Company, the Subsidiaries and the
                  Selling Stockholder has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not result in a material adverse change in or affecting the general affairs, management, prospects, current or future consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, or the Selling Stockholder, as the case may be;

                           (iii) This Agreement has been duly executed and
                  delivered by the Company and the Selling Stockholder;

                           (iv) All of the issued shares of capital stock of the
                  Company (including the Shares being delivered to the Underwriters on the Closing Date or the Additional Closing Date, as the case may be, against payment therefor in accordance with the Agreement) have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or subject to any preemptive rights arising under the Company's Restated Certificate of Incorporation or Restated Bylaws or under the General Corporation Law of the State of Delaware or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any shares of Common Stock upon issuance of such shares of capital stock by the Company;


                           (v) All offers and sales of the Company's capital
                  stock prior to the date hereof were made in compliance with or were the subject of an available exemption from the registration provisions of the Securities Act and all other applicable federal laws or regulations or the General Corporation Law of the State of Delaware, or any actions, in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation;



                           (vi) The execution, delivery and performance by the
                  Company and the Selling Stockholder of this Agreement and the issuance and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the Selling Stockholder and to be delivered at such Time of Delivery does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel after due inquiry to which the Company, any of the Subsidiaries or the Selling Stockholder is a party or by which the Company, any of the Subsidiaries or the Selling Stockholder is bound or to which any of the property or assets of the Company, any of the Subsidiaries or the Selling Stockholder is subject, nor will such action result in a violation of any statute or any order, rule or regulation (other than federal or state securities or Blue Sky laws, as to which such counsel need not express any opinion with respect to this paragraph) known to such counsel of any Governmental Agency having jurisdiction over the Company, any of the Subsidiaries or the Selling Stockholder or any of their properties;



                           (vii) The execution, delivery and performance by the
                  Company of the Intercompany Agreements does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel after due inquiry to which the Company, any of the Subsidiaries or the Selling Stockholder is a party or by which the Company, any of the Subsidiaries or the Selling Stockholder is bound or to which any of the property or assets of the Company, any of the Subsidiaries or the Selling Stockholder is subject;

                           (viii) No Governmental Authorization is required for
                  the issuance and sale of the Shares by the Company or the sale of the Shares by the Selling Stockholder or the consummation by the Company or the Selling Stockholder (or OYO Japan in the case of the Intercompany Agreements) of the transactions contemplated by the Intercompany Agreements and this Agreement, except the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the Bylaws, rules and regulations of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters;

                           (ix) The authorized capital stock of the Company
                  conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

                           (x) The statements in the Prospectus under the
                  captions "Description of Capital Stock" and "Shares Eligible for Future Sale," and in the Registration Statement in Items 14 and 15, insofar as such statements constitute a summary of the terms of the Common Stock, legal matters or documents or proceedings referred to therein, accurately present the information called for with respect to such terms, legal matters, documents or proceedings in all material respects;

                           (xi) Such counsel has reviewed all agreements,
                  contracts, indentures, leases or other documents or instruments described in the Registration Statement and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Management," "Relationship With OYO Japan and Related Transactions" and "Shares Eligible for Future Sale" and such agreements, contracts, indentures, leases or other documents or instruments are fairly summarized or described therein in all material respects, and filed as exhibits to the Registration Statement as required;

                           (xii) To such counsel's knowledge and other than as
                  set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, any of the Subsidiaries or the Selling Stockholder is a party or of which any property of the Company, any of the Subsidiaries or the Selling Stockholder is the subject which, if determined adversely to the Company, any of the Subsidiaries or the Selling Stockholder would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, Stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, or the Selling Stockholder; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                           (xiii) To the knowledge of such counsel, no holders
                  of securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights;

                           (xiv) Neither the Company nor the Selling Stockholder
                  is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                           (xv) The Selling Stockholder has full right, power
                  and authority to sell, assign, transfer and deliver such Shares hereunder;

                           (xvi) Assuming that the Selling Stockholder acquired
                  its interest in the Shares in good faith and without notice of any adverse claims, upon delivery of the Shares registered in its name to the Underwriters in the State of Texas, the Underwriters will acquire all of the Selling Stockholder's rights in the Shares free of any adverse claims (within the meaning of Section 8-302 of the Texas UCC).

                           (xvii) The Registration Statement has become
                  effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act

                           (xviii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules , as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; such counsel may state that because the primary purpose of their engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in paragraphs (x) and (xi) above), and they have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, such counsel may state that they assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements included in the Registration Statement and the Prospectus and they have not examined the accounting or financial records from which such statements and data are derived. Such counsel may state that although certain portions of the Registration Statement and the Prospectus have been included therein on the authority of "experts" within the meaning of the Securities Act, they are not experts with respect to any portion of the Registration Statement or the Prospectus. However, such counsel may state that they have participated in conferences with officers, legal counsel and other representatives of the Company, representatives of the independent accountants of the Company, and with representatives of, and legal counsel for, the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed. Such counsel may state that they have also reviewed certain corporate documents furnished to them by the Company. Based on such participation and review (relying as to materiality to a certain extent upon the officers and the other representatives of the Company), and subject to the limitations described above, such counsel may state that they advise the Underwriters that no facts have come to their attention that causes them to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel may state that to their knowledge there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which are not filed as required.

         In rendering such opinion, such counsel may rely as to matters of fact upon representations and warranties contained herein, and certificates of officers of the Company and the Selling Stockholder, among other things, and may state that they express no opinion as to the laws of any jurisdiction other than federal law, the laws of the State of Texas and the General Corporation Law of the State of Delaware;

                  (d) On the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., Central Standard Time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter or letters, dated the respective dates on delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

                  (e) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any organized labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or any increase in long-term debt of the Company or any of the Subsidiaries, taken as a whole, or any material adverse change, or any development involving a probable prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of Rauscher Pierce Refsnes, Inc. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, Nasdaq National Market or any other nationally recognized exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities in New York or Texas declared by the relevant authorities; or (iv) the outbreak of hostilities involving the United States, or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (g) The Shares to be sold by the Company and the Selling Stockholder at such Time of Delivery shall have been duly approved for inclusion on the Nasdaq National Market, subject to official notice of issuance;

                  (h) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, in their respective capacities as such, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as you may reasonably request;

                  (i) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the executive officers and directors of the Company, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you; and

                  (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transaction herein contemplated, the Selling Stockholder will deliver to the Underwriters prior to the first Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 or Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  8. (a) The Company and the Selling Stockholder, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein; provided, further, that the liability of the Selling Stockholder pursuant to this subsection (a) shall not exceed the product of the number of Shares sold by the Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus.

                  (b) In connection with the Reserve Share Program, the Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless the Underwriters from and against any and all losses, expenses and liabilities incurred by them as a result of the failure of the designated employees or other persons to pay for and accept delivery of Shares which, immediately following effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase.

                  (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Rauscher Pierce Refsnes, Inc. expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
         (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Securities Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such

         Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholder notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the

Selling Stockholder as provided herein, the Company and the Selling Stockholder pro rata (based on the number of Shares to be sold by the Company and the Selling Stockholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Rauscher Pierce Refsnes, Inc. on behalf of you as the representatives; and in all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of Selling Stockholder made or given by the Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Rauscher Pierce Refsnes, Inc., 2711 N. Haskell Ave., Suite 2400, Dallas, Texas 75204-2936, Attention: Syndicate Desk; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at OYO Corporation U.S.A., 7334 N. Gessner Road, Houston, Texas 77040, Attention: President; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Stockholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Texas court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Stockholder has appointed CT Corporation System as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any Texas court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Stockholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company and the Selling Stockholder, as the case may be, shall be deemed, in every respect, effective service of process upon the Company and the Selling Stockholder as the case may be.

         15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Stockholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight (8) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,

                                OYO GEOSPACE CORPORATION ("COMPANY")


                                By: __________________________________________
                                         Name:
                                         Title:


                                OYO CORPORATION U.S.A. ("SELLING STOCKHOLDER")


                                By: __________________________________________
                                         Name:
                                         Title:


Accepted as of the date hereof at Dallas, Texas

RAUSCHER PIERCE REFSNES, INC.
RAYMOND JAMES & ASSOCIATES, INC.


By: __________________________________________
         (Rauscher Pierce Refsnes, Inc.)
         On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                               Number of Optional Shares
                                                              Total Number of Firm            to be Purchased if Maximum
                                                             Shares to be Purchased                Option-Exercised
                                                        -------------------------------     ------------------------------
                                                                             From the                           From the
                                                           From the          Selling            From the         Selling
                                                           Company         Shareholder          Company        Shareholder
                                                       --------------------------------------------------------------------
                     Underwriter
                     -----------
Rauscher Pierce Refsnes, Inc.........................
Raymond James & Associates, Inc......................










                                                          _________        __________          _________       __________

                                                          =========        ==========          =========       ==========

                                                                        ANNEX I



         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                           (i) They are independent certified public accountants
                  with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

                           (ii) In their opinion, the financial statements and
                  any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

                           (iii) They have made a review in accordance with
                  standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;

                           (iv) The unaudited selected financial information
                  with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

                           (v) They have reviewed the information in the
                  Prospectus under selected captions with the disclosure requirements of Regulation S-K, carried out limited procedures specified in such letter with respect to such information, and compared such information with the accounting records of the Company nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform;

                           (vi) On the basis of limited procedures, not
                  constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and the Subsidiaries, inspection of the minute books of the Company and the Subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and the Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and the Subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus,


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


                  except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (vii) In addition to the examination referred to in
                  their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and the Subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the Subsidiaries and have found them to be in agreement.








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